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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 25, 2005
                                                           ------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-15781                 04-3510455
      --------                      ---------               ----------
(State or other jurisdiction of     (Commission             (IRS Employer
      incorporation)                File Number)            Identification No.)

      24 North Street, Pittsfield, Massachusetts             01201
      ------------------------------------------            ------
      (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code: (413) 443-5601
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01   OTHER EVENTS.
            ------------

      On May 25, 2005, Berkshire Hills Bancorp, Inc. (the "Company") announced that it completed a 300,000 share repurchase program at an average cost of $31.00 per share. The Company also announced that its board of directors authorized the repurchase of an additional 150,000 shares, or approximately 2.6%, of the Company's outstanding shares.

      The press release announcing the completion of the repurchase program and the authorization of an additional repurchase program is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a) Financial Statements of Businesses Acquired: Not applicable

      (b) Pro Forma Financial Information: Not applicable

      (c) Exhibits

          Number            Description
          ------            -----------

          99.1              Press Release Dated May 25, 2005




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BERKSHIRE HILLS BANCORP, INC.


Dated: May 25, 2005                     By:/s/ Wayne F. Patenaude
                                             -----------------------------------
                                             Wayne F. Patenaude
                                             Senior Vice President and
                                               Chief Financial Officer